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                            JPMORGAN SPECIALTY FUNDS

                          JPMORGAN H&Q TECHNOLOGY FUND

                       SUPPLEMENT DATED DECEMBER 10, 2002
                   TO THE PROSPECTUS DATED FEBRUARY 28, 2002

    Effective immediately, JPMorgan H&Q Technology Fund will no longer accept new purchase orders.

    On October 23, 2002, the Board of Trustees of Mutual Fund Group (MFG) approved a reorganization pursuant to which JPMorgan H&Q Technology Fund will transfer all of its assets and liabilities to JPMorgan Capital Growth Fund, a separate series of MFG, in exchange for shares of JPMorgan Capital Growth Fund, subject to approval by shareholders of JPMorgan H&Q Technology Fund. Upon consummation of the reorganization, each shareholder of a particular class of shares of JPMorgan H&Q Technology Fund would receive the number of shares of the corresponding class of JPMorgan Capital Growth Fund with a total net asset value equal to the total net asset value of such shareholder's JPMorgan H&Q Technology Fund shares on the date of the exchange. If the reorganization is approved by shareholders, JPMorgan H&Q Technology Fund's existence as a series of MFG will be terminated following the reorganization.

    A special meeting of JPMorgan H&Q Technology Fund shareholders has been called for Thursday, February 13, 2003, to consider the reorganization and related transactions. Before this meeting, shareholders of JPMorgan H&Q Technology Fund will receive a combined prospectus/proxy statement containing information about the proposed reorganization and information about JPMorgan Capital Growth Fund. If approved by the shareholders of JPMorgan H&Q Technology Fund, the reorganization will take place on March 31, 2003 or another date determined by MFG.

                                                                SUP-HQTECHP-1202